MEREDITH, CARDOZO & LANZ, LLP

                         Certified Public Accountants

                      97 South Second Street, Suite #100

                          San Jose, California 95113

                                (408) 278-0220









              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We  consent to the use in the Registration Statement on Form N-1A of Berkshire

Capital Investment Trust of our report dated ________ __ 1997, on our audit of the financial statements of the Trust.



We also consent to the reference to our firm in such Registration Statement.





                                        MEREDITH, CARDOZO & LANZ, LLP







San Jose, California

________ __, 1997



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